UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2007

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard , 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2007, Fremont General Corporation (the "Company"), issued a press release announcing that the Company, the Company's wholly-owned industrial banking subsidiary, Fremont Investment & Loan ("FIL"), and the Company's wholly-owned subsidiary, Fremont General Credit Corporation ("FGCC"), have consented to a Cease and Desist Order (the "Order") issued by the Federal Deposit Insurance Corporation (the "FDIC").

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Among other things, the Order requires FIL to cease and desist from the following:

• Operating with management whose policies and practices are detrimental to FIL;

• Operating FIL without effective risk management policies and procedures in place in relation to FIL’s brokered subprime mortgage lending and commercial real estate construction lending businesses;

• Operating with inadequate underwriting criteria and excessive risk in relation to the kind and quality of assets held by FIL;

• Operating without an accurate, rigorous and properly documented methodology concerning its allowance for loan and lease losses;

• Operating with a large volume of poor quality loans;

• Engaging in unsatisfactory lending practices;

• Operating without an adequate strategic plan in relation to the volatility of FIL’s business lines and the kind and quality of assets held by FIL;

• Operating with inadequate capital in relation to the kind and quality of assets held by FIL;

• Operating in such a manner as to produce low and unsustainable earnings;

• Operating with inadequate provisions for liquidity in relation to the volatility of FIL’s business lines and the kind and quality of assets held by FIL;

• Marketing and extending adjustable-rate mortgage ("ARM") products to subprime borrowers in an unsafe and unsound manner that greatly increases the risk that borrowers will default on the loans or otherwise cause losses to FIL, including (1) ARM products that qualify borrowers for loans with low initial payments based on an introductory rate that will expire after an initial period, without adequate analysis of the borrower’s ability to repay at the fully indexed rate, (2) ARM products containing features likely to require frequent refinancing to maintain affordable monthly payment or to avoid foreclosure, and (3) loans or loan arrangements with loan-to-value ratios approaching or exceeding 100 percent of the value of the collateral;

• Making mortgage loans without adequately considering the borrower’s ability to repay the mortgage according to its terms;

• Operating in violation of Section 23B of the Federal Reserve Act, in that FIL engaged in transactions with its affiliates on terms and under circumstances that in good faith would not be offered to, or would not apply to, nonaffiliated companies; and

• Operating inconsistently with the FDIC’s Interagency Advisory on Mortgage Banking and Interagency Expanded Guidance for Subprime Lending Programs.

The Order also requires FIL to take a number of steps, including (1) having and retaining qualified management; (2) limiting the Company’s and FGCC’s representation on FIL’s board of directors and requiring that independent directors comprise a majority of FIL’s board of directors; (3) revising and implementing written lending policies to provide effective guidance and control over FIL’s residential lending function; (4) revising and implementing policies governing communications with consumers to ensure that borrowers are provided with sufficient information; (5) implementing control systems to monitor whether FIL’s actual practices are consistent with its policies and procedures; (6) implementing a third-party mortgage broker monitoring program and plan; (7) developing a five-year strategic plan, including policies and procedures for diversifying FIL’s loan portfolio; (8) implementing a policy covering FIL’s capital analysis on subprime residential loans; (9) performing quarterly valuations and cash flow analyses on FIL’s residual interests and mortgage servicing rights from its residential lending operation, and obtaining annual independent valuations of such interests and rights; (10) limiting extensions of credit to certain commercial real estate borrowers; (11) implementing a written lending and collection policy to provide effective guidance and control over FIL’s commercial real estate lending function, including a planned material reduction in the volume of funded and unfunded nonrecourse lending and loans for condominium conversion and construction as a percentage of Tier 1 capital; (12) submitting a capital plan that will include a Tier 1 capital ratio of not less than 14% of FIL’s total assets; (13) implementing a written profit plan; (14) limiting the payment of cash dividends by FIL without the prior written consent of the FDIC and the Commissioner of the California Department of Financial Institutions; (15) implementing a written liquidity and funds management policy to provide effective guidance and control over FIL’s liquidity position and needs; (16) prohibiting the receipt, renewal or rollover of brokered deposit accounts without obtaining a Brokered Deposit Waiver approved by the FDIC; (17) reducing adversely classified assets; and (18) implementing a comprehensive plan for the methodology for determining the adequacy of the allowance for loan and lease losses.

The description of the Order set forth in this Item 1.01 is qualified in its entirety by reference to the Order, a copy of which is attached as Exhibit 99.2 hereto and is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number Description

Exhibit 99.1 Press Release, dated March 7, 2007.

Exhibit 99.2 Order to Cease and Desist, dated March 7, 2007.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Forward-Looking Statements

This report may contain “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and the Company’s currently reported results are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These statements and the Company’s reported results are not guarantees of future performance and there can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially and adversely from the Company’s projected or reported results as a result of significant risks, uncertainties and assumptions that are difficult to predict, including:

• the impact of the Company’s withdrawal from the sub-prime residential real estate loan origination business;
• changes in the interest rate and competitive environments;
• changes in general and specific economic conditions and trends;
• changes in asset and loan valuations and the costs of originating loans;
• changes in the volumes of loans originated, loans sold, the pricing of existing and future loans, and the values realized upon the sale of such loans;
• access to the necessary capital and deposit resources to fund loan originations and the condition of the whole loan sale and securitization markets;
• the impact of valuation and other changes in the commercial and residential real estate markets;
• the effect of litigation, state and federal legislation and regulations, and development of, and the variability in determining, the allowance for loan losses;
• the impact of the Order on the Company’s ability to conduct its business;
• the impact of changes in federal and state tax laws and interpretations, including tax rate changes;
• the ability to maintain an effective system of internal and financial disclosure controls, and to identify and remediate any control deficiencies, under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and
• other events and factors beyond our control.

For a more detailed discussion of risks and uncertainties, see the Company’s other public filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

March 7, 2007	By:	/s/ Louis J. Rampino

Name: Louis J. Rampino
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 7, 2007
99.2	Order to Cease and Desist, dated March 7, 2007